UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2016 (June 30, 2016)

Luminex Corporation
(Exact name of registrant as specified in its charter)

DELAWARE	000-30109	74-2747608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12212 TECHNOLOGY BLVD., AUSTIN, TEXAS	78727
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (512) 219-8020

N/A
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐     Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On June 30, 2016, Luminex Corporation, a Delaware corporation ("Luminex"), filed a Current Report on Form 8-K (the “Form 8-K”) reporting the completion of its acquisition of Nanosphere, Inc., a Delaware corporation (“Nanosphere”). This Amendment No. 1 amends and supplements the Form 8-K to provide the required financial statements and pro forma financial information that were not included with the Form 8-K and that are permitted to be provided by this amendment pursuant to Item 9.01(a)(4) and (b)(2) of Form 8-K. Except for the financial statements filed pursuant to Item 9.01(a), the pro forma financial information furnished pursuant to Item 9.01(b) and the consent of Deloitte & Touche LLP filed as Exhibit 23.1 hereto, no substantive amendments or updates are being made to the Form 8-K.

Item 9.01.    Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

The audited financial statements of Nanosphere, Inc. as of and for the years ended December 31, 2015 and 2014, and the unaudited interim condensed financial statements of Nanosphere, Inc. as of and for the three months ended March 31, 2016 and 2015 and are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

(b)	Pro Forma Financial Information

The required Luminex Corporation and Nanosphere, Inc. unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2016 and for the year ended December 31, 2015, is furnished as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

(c)	Exhibits

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP

99.1
Audited financial statements of Nanosphere, Inc. as of and for the years ended December 31, 2015 and 2014 and the unaudited interim condensed financial statements of Nanosphere, Inc. as of March 31, 2016 and for the three months ended March 31, 2016 and 2015.

99.2	Unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2016 and for the year ended December 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Luminex Corporation

Dated: August 25, 2016	By:	/s/ Harriss T. Currie
Harriss T. Currie
Chief Financial Officer, Senior Vice President of Finance

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP

99.1
Audited financial statements of Nanosphere, Inc. as of and for the years ended December 31, 2015 and 2014 and the unaudited interim condensed financial statements of Nanosphere, Inc. as of March 31, 2016 and for the three months ended March 31, 2016 and 2015.

99.2	Unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2016 and for the year ended December 31, 2015.